Prospectus Supplement-July 12, 2001*

AXP Index Funds (March 30, 2001) S-6434-99 E (3/01)

Under PURCHASING SHARES, the paragraph under "Minimum Fund investment requirements" has been revised as follows:

Your initial investment in the Fund may be as low as $2,000 ($1,000 for custodial accounts, Individual Retirement Accounts (IRAs) and certain other retirement plans). The minimum subsequent investment is $500 for all ownership. After the minimum initial investment has been met, the minimums for systematic purchases are $100.

S-6434-21A (7/01)
Valid until next update

*Destroy April 1, 2002

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